Exhibit 99.2

Three months and six months ended June 30, 2024

Supplemental Information of Mach Natural Resources LP

MACH NATURAL RESOURCES LP

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in thousands)

	June 30,	December 31,
	2024	2023
ASSETS
Current assets:
Cash and cash equivalents	$144,621	$152,792
Accounts receivable – joint interest and other, net	28,178	54,155
Accounts receivable – oil, gas, and NGL sales	118,277	78,051
Short-term derivative assets	9,110	24,802
Inventories	27,499	31,377
Other current assets	7,371	2,425
Total current assets	335,056	343,602
Oil and natural gas properties, using the full cost method:
Proved oil and natural gas properties	2,179,014	2,097,540
Less: accumulated depreciation, depletion and amortization	(393,653)	(265,895)
Oil and natural gas properties, net	1,785,361	1,831,645
Other property, plant and equipment	111,641	105,302
Less: accumulated depreciation	(19,475)	(15,642)
Other property, plant and equipment, net	92,166	89,660
Long-term derivative assets	3,672	15,112
Other assets	5,895	7,102
Operating lease assets	12,887	17,394
Total assets	$2,235,037	$2,304,515
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$37,759	$44,577
Accounts payable – related party	860	2,867
Accrued liabilities	53,230	44,529
Revenue payable	131,887	110,296
Short-term derivative liabilities	5,967	—
Current portion of long-term debt	82,500	61,875
Current portion of operating lease liabilities	7,468	10,765
Total current liabilities	319,671	274,909
Long-term debt	706,909	745,140
Asset retirement obligations	88,762	85,094
Long-term portion of operating leases	5,451	6,705
Other long-term liabilities	1,134	943
Total long-term liabilities	802,256	837,882
Commitments and contingencies (Note 10)
Partners’ capital:
Partners’ capital	1,113,110	1,191,724
Total liabilities and partners’ capital	$2,235,037	$2,304,515

MACH NATURAL RESOURCES LP

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except per common unit data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Revenue
Oil, natural gas, and NGL sales	$231,539	$150,165	$486,779	$312,613
(Loss) gain on oil and natural gas derivatives	(4,635)	2,688	(33,903)	15,742
Midstream revenue	6,441	6,786	12,660	13,318
Product sales	6,649	7,282	13,613	17,421
Total revenues	239,994	166,921	479,149	359,094

Operating expenses
Gathering and processing	23,831	7,868	55,773	17,510
Lease operating expense	46,497	27,802	87,257	60,615
Production taxes	11,302	6,852	24,054	15,526
Midstream operating expense	2,616	2,569	5,175	5,538
Cost of product sales	5,786	6,463	11,886	15,575
Depreciation, depletion, amortization and accretion – oil and natural gas	65,819	28,528	131,191	58,095
Depreciation and amortization – other	2,242	1,436	4,340	2,793
General and administrative	9,568	4,195	18,046	7,770
General and administrative - related party	1,850	1,067	3,700	2,135
Total operating expenses	169,511	86,780	341,422	185,557
Income from operations	70,483	80,141	137,727	173,537

Other (expense) income
Interest expense	(27,046)	(1,975)	(53,331)	(3,789)
Other income (expense), net	(3,921)	(357)	(3,178)	(245)
Total other expense	(30,967)	(2,332)	(56,509)	(4,034)
Net income	$39,516	$77,809	$81,218	$169,503
Net income per common unit:
Basic	$0.42		$0.85
Diluted	$0.42		$0.85
Weighted average common units outstanding:
Basic	95,009		95,004
Diluted	95,187		95,129

MACH NATURAL RESOURCES LP

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(in thousands)

	Six Months Ended June 30,
	2024	2023
Cash flows from operating activities
Net income	$81,218	$169,503
Adjustments to reconcile net income to cash provided by operating activities
Depreciation, depletion, amortization and accretion	135,531	60,888
Loss (gain) on derivative instruments	33,903	(15,742)
Cash receipts (payments) on settlement of derivative contracts, net	3,384	7,245
Debt issuance costs amortization	3,494	202
Equity based compensation	3,482	1,294
Credit losses	647	—
(Gain) loss on sale of assets	(309)	(1)
Settlement of asset retirement obligations	(418)	(79)
Changes in operating assets and liabilities (decreasing) increasing cash:
Accounts receivable	(24,381)	53,913
Revenue payable	21,592	(2,675)
Accounts payable and accrued liabilities	2,280	(5,133)
Other	361	5,730
Net cash provided by operating activities	260,784	275,145
Cash flows from investing activities
Capital expenditures for oil and natural gas properties	(116,441)	(182,427)
Capital expenditures for other property and equipment	(7,032)	(4,953)
Acquisition of assets	(1,258)	(468)
Proceeds from sales of oil and natural gas properties	38,975	—
Proceeds from sales of other property and equipment	495	36
Net cash used in investing activities	(85,261)	(187,812)
Cash flows from financing activities
Repayments of borrowings on term note	(20,625)	—
Proceeds from borrowings on credit facility	—	7,000
Distributions to unitholders	(161,617)	—
Distributions to members	—	(74,500)
Withholding taxes paid on vesting of phantom units	(570)	—
Payment of other financing fees	(882)	(404)
Net cash used in financing activities	(183,694)	(67,904)
Net (decrease) increase in cash and cash equivalents	(8,171)	19,429
Cash and cash equivalents, beginning of period	152,792	29,417
Cash and cash equivalents, end of period	$144,621	$48,846

Updated 2024 Guidance:

2024
	Q3	Q4	Full-Year
Net Production Guidance
Oil (MBbls/d)	18.6 - 19.9	18.6 - 19.9	19.4 - 20.6
NGLs (MBbls/d)	18.4 - 19.5	18.1 - 19.2	19.1 - 20.3
Natural Gas (MMcf/d)	249 - 265	243 - 258	262 - 278
Total (Mboe/d)	78.5 - 83.6	77.2 - 82.1	82.2 - 87.2

Full-Year 2024
Price Realizations Guidance (excluding derivatives)
Oil (differential to NYMEX WTI) ($/Bbl)	($1.50) - ($0.50)
NGLs (% of WTI)	31% - 35%
Natural Gas (differential to NYMEX Henry Hub) ($/Mcf)	($0.36) - ($0.20)

Other Guidance Items
Lease Operating Expense ($/Boe)	$5.80 - $6.10
Gathering and Processing ($/Boe)	$3.20 - $3.40
Production Taxes (% of Oil, natural gas, and NGL sales)	5.0% - 6.0%
Midstream Operating Profit ($MM)	$15 - $18
General and Administrative, excluding equity-based compensation ($MM)	$30 - $34
Interest Expense ($MM)	$88 - $92

Capital Expenditure Guidance ($MM)
Upstream (D&C and Workovers)	$195 - $210
Other (Midstream and Land)	$20 - $30
Total	$215 - $240

Non-GAAP Financial Measures

Adjusted EBITDA

We include in the tables below the supplemental non-GAAP financial performance measure Adjusted EBITDA and provide our calculation of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to net income, our most directly comparable financial measures calculated and presented in accordance with GAAP. We define Adjusted EBITDA as net income before (1) interest expense, net, (2) depreciation, depletion, amortization and accretion, (3) unrealized (gain) loss on derivative instruments, (4) equity-based compensation expense, (5) credit losses, and (6) (gain) loss on sale of assets.

Adjusted EBITDA is used as a supplemental financial performance measure by our management and by external users of our financial statements, such as industry analysts, investors, lenders, rating agencies and others, to more effectively evaluate our operating performance and our results of operation from period to period and against our peers without regard to financing methods, capital structure or historical cost basis. We exclude the items listed above from net income in arriving at Adjusted EBITDA because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to, or more meaningful than, net income as determined in accordance with GAAP or as indicators of our operating performance. Certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax burden, as well as the historic costs of depreciable assets, none of which are reflected in Adjusted EBITDA. Our presentation of Adjusted EBITDA should not be construed as an inference that our results will be unaffected by unusual items. Our computations of Adjusted EBITDA may not be identical to other similarly titled measures of other companies.

Cash Available for Distribution

Cash available for distribution is not a measure of net income or net cash flow provided by or used in operating activities as determined by GAAP. Cash available for distribution is a supplemental non-GAAP financial performance measure used by our management and by external users of our financial statements, such as industry analysts, investors, lenders, rating agencies and others, to assess our ability to internally fund our exploration and development activities, pay distributions, and to service or incur additional debt. We define cash available for distribution as net income less (1) interest expense, net, (2) depreciation, depletion, amortization and accretion, (3) unrealized (gain) loss on derivative instruments, (4) equity-based compensation expense, (5) credit losses, (6) (gain) loss on sale of assets, (7) settlement of asset retirement obligations, (8) cash interest expense, net (9) development costs, and (10) change in accrued realized derivative settlements. Development costs include all of our capital expenditures, other than acquisitions. Cash available for distribution will not reflect changes in working capital balances. Cash available for distribution is not a measurement of our financial performance or liquidity under GAAP and should not be considered as an alternative to, or more meaningful than, net income or net cash provided by or used in operating activities as determined in accordance with GAAP or as indicators of our financial performance and liquidity. The GAAP measures most directly comparable to cash available for distribution are net income and net cash provided by operating activities. Cash available for distribution should not be considered as an alternative to, or more meaningful than, net income or net cash provided by operating activities.

Reconciliation of GAAP Financial Measures to Adjusted EBITDA and Cash Available for Distribution

	Three Months Ended June 30,		Six Months Ended June 30,
($ in thousands)	2024	2023	2024	2023
Net Income Reconciliation to Adjusted EBITDA:
Net income	$39,516	$77,809	$81,218	$169,503
Interest expense, net	25,880	1,570	50,952	3,294
Depreciation, depletion, amortization and accretion	68,061	29,964	135,531	60,888
Unrealized (gain) loss on derivative instruments	(124)	2,097	33,099	(8,212)
Equity-based compensation expense	2,300	647	3,482	1,294
Credit losses	193	—	647	—
Gain on sale of assets	(298)	—	(309)	(1)
Adjusted EBITDA	$135,528	$112,087	$304,620	$226,766
Net Income Reconciliation to Cash Available for Distribution:
Net income	$39,516	$77,809	$81,218	$169,503
Interest expense, net	25,880	1,570	50,952	3,294
Depreciation, depletion, amortization and accretion	68,061	29,964	135,531	60,888
Unrealized (gain) loss on derivative instruments	(124)	2,097	33,099	(8,212)
Equity-based compensation expense	2,300	647	3,482	1,294
Credit losses	193	—	647	—
Gain on sale of assets	(298)	—	(309)	(1)
Settlement of asset retirement obligations	(390)	(8)	(418)	(79)
Cash interest expense, net	(23,654)	(1,490)	(47,458)	(3,092)
Development costs	(45,562)	(88,301)	(125,987)	(192,892)
Change in accrued realized derivative settlements	1,586	(243)	4,188	(285)
Cash available for distribution	$67,508	$22,045	$134,945	$30,418
Net Cash Provided by Operating Activities Reconciliation to Cash Available for Distribution:
Net cash provided by operating activities	116,831	127,996	$260,784	$275,145
Changes in operating assets and liabilities	(3,761)	(17,650)	148	(51,835)
Development costs	(45,562)	(88,301)	(125,987)	(192,892)
Cash available for distribution	$67,508	$22,045	$134,945	$30,418

Derivative Contracts

The table below represents a summary of the Company’s derivative contracts as of August 1, 2024:

Oil Derivative Contracts
2024			Q3	Q4
Oil Volumes (MBbl)			781	706
Weighted Average Fixed Price (per Bbl)			$72.77	$73.21

2025	Q1	Q2	Q3	Q4
Oil Volumes (MBbl)	650	605	284	269
Weighted Average Fixed Price (per Bbl)	$72.45	$72.94	$71.88	$71.87

2026	Q1	Q2	Q3	Q4
Oil Volumes (MBbl)	255	243	-	-
Weighted Average Fixed Price (per Bbl)	$68.90	$73.98	-	-

Natural Gas Derivative Contracts
2024			Q3	Q4
Natural Gas Volumes (Bbtu)			10,653	10,158
Weighted Average Fixed Price (per Mmbtu)			$2.96	$3.73

2025	Q1	Q2	Q3	Q4
Natural Gas Volumes (Bbtu)	4,860	4,680	4,510	4,360
Weighted Average Fixed Price (per Mmbtu)	$4.34	$3.69	$3.92	$4.36